UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 3, 2015

WireCo WorldGroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-174896	27-0061302
(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2400 West 75th Street, Prairie Village, Kansas 66208
(Address of principal executive offices and zip code)

(816) 270-4700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

WireCo WorldGroup Inc. will host a conference call on Thursday, November 5, 2015 at 12:00 p.m. eastern time (11:00 a.m. central time) to discuss the financial performance for the third quarter of 2015.  All interested parties may participate in this conference call by dialing (855) 778-1030 within the U.S. only, or +1 (619) 377-3984.  The conference ID number is 36552117.  Slides will be available at www.wirecoworldgroup.com, under the presentations and events page of the investors section, just prior to the call. An audio replay of the conference call will be available shortly after the call through November 11, 2015.  To access the replay, please dial (855) 859-2056 or +1 (404) 537-3406 and reference conference ID number 36552117.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WireCo WorldGroup Inc.
(Registrant)

Dated:	November 3, 2015	By:	/s/ Brian G. Block
Brian G. Block
Senior Vice President and Chief Financial Officer